SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [ _ ]
Check the appropriate box:
[ _ ]Preliminary Proxy Statement   Confidential, for Use of the Commission Only
[ X ]Definitive Proxy Statement      (as permitted by Rule 14a-6(e)(2))
[ _ ]Definitive Additional Materials
[ _ ]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Staten Island Bancorp, Inc.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[ X ]No fee required.
[ _ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of  securities to which  transaction  applies:


      (2)   Aggregate  number  of  securities  to which  transaction  applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4)   Proposed     maximum     aggregate     value    of    transaction:


      (5)   Total fee paid:


[ _ ] Fee paid previously with preliminary materials.

[ _ ] Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:


      (2)   Form, schedule or registration statement no.:


      (3)   Filing party:


      (4)   Date filed:

                    [Staten Island Bancorp, Inc. Letterhead]


                                                                 April 1, 2002


Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Staten Island Bancorp, Inc. The meeting will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 2, 2002 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

      It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in Staten Island Bancorp, Inc. is sincerely appreciated.

                                    Sincerely,



                                    /s/Harry P. Doherty
                                    Harry P. Doherty
                                    Chairman of the Board
                                    and Chief Executive Officer

                           STATEN ISLAND BANCORP, INC.
                                 15 Beach Street
                          Staten Island, New York 10304
                                 (718) 447-7900



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held on May 2, 2002


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Staten Island Bancorp, Inc. (the "Company") will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 2, 2002 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

     (1) To elect three (3) directors for a three-year term or until their successors are elected and qualified;

     (2) To ratify the appointment by the Board of Directors of Arthur Andersen L.L.P. as the Company's independent auditors for the year ending December 31, 2002; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 22, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    /s/Patricia A. Smith
                                    Patricia A. Smith
                                    Corporate Secretary

Staten Island, New York
April 1, 2002



YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           STATEN ISLAND BANCORP, INC.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 2, 2002

      This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Staten Island Bancorp, Inc. (the "Company"), the Delaware-chartered thrift holding company for SI Bank & Trust (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 2, 2002 at 10:00 a.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 1, 2002.

      The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for directors described herein, for ratification of the appointment of Arthur Andersen L.L.P. ("Arthur Andersen ") for fiscal 2002 and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Patricia A. Smith, Corporate Secretary, Staten Island Bancorp, Inc., 15 Beach Street, Staten Island, New York 10304); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                     VOTING

      Only stockholders of record at the close of business on March 22, 2002 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 61,874,940 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy at the meeting and entitled to vote is required to ratify the appointment of the independent auditors. Abstentions will be counted as present and entitled to vote and will have the effect of a vote against such proposal. Under rules of the New York Stock Exchange ("NYSE"), each of the proposals is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, accordingly, there will be no "broker non-votes" with respect to the election of directors and the ratification of the Company's independent auditors.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

      There currently are nine directors of the Company. In accordance with the Company's Bylaws, Mr. Harold Banks is retiring from the Company's Board of Directors and will not stand for re-election. The Company's Certificate of Incorporation provides that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

      At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2005, and until their successors are elected and qualified.

      No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees, except Ms. Puleo, currently serves as a director of the Company.

      Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

      The following tables present information concerning the nominees for director of the Company and each director whose term continues.



         Nominees for Director for a Three-Year Term Expiring in 2005

                                                     Director
         Name and Position           Age(1)          Since(2)
         -----------------           ------          --------

Denis P. Kelleher                      63              1988
Director

Julius Mehrberg                        72              1996
Director

Lenore F. Puleo                        48               N/A
Director Nominee

The Board of Directors recommends that you vote FOR the election of the above nominees for director.

Members of the Board of Directors Continuing in Office - Directors Whose Terms Expire in 2003


                                                     Director
       Name and Position             Age(1)          Since(2)
       -----------------             ------          --------




Harry P. Doherty                       59              1989
Chairman of the Board and Chief
                 Executive
                 Officer



William G. Horn                        78              1968
Director



William E. O'Mara                      71              1994
Director
                                                        (Continued on next page)

                     Directors Whose Terms Expire in 2004

                                                     Director
       Name and Position             Age(1)          Since(2)
       -----------------             ------          --------




James R. Coyle                         55              1990
Director, President and Chief
Operating Officer



John R. Morris                         63              1986
Director



Allan Weissglass                       67              2000
Director

___________________
(1)    At March 22, 2002.
(2)    Includes service as a director of the Bank.

     Information concerning the principal position with the Company and the Bank and principal occupation of each nominee for director and members of the Board continuing in office during the past five years is set forth below.

James R. Coyle. Mr. Coyle has served as President and Chief Operating Officer of the Bank since June 1990. Previously, Mr. Coyle served as Executive Vice President from 1987 to 1990 and as Chief Financial Officer from 1989 to 1990. Mr. Coyle has been employed by the Bank since 1970. Mr. Coyle is a member of the Board of the Center for Financial Studies, Fairfield, Connecticut, and is a member of Community Bankers Association of New York State ("CBANYS").

Harry P. Doherty. Mr. Doherty has served as Chairman of the Board and Chief Executive Officer of the Bank since May 1990. Previously, Mr. Doherty served as President and Chief Operating Officer from 1989 to 1990 and Executive Vice President from 1987 to 1989. Mr. Doherty has been employed by the Bank since 1966. Mr. Doherty serves as a director of the Institutional Investors Capital Appreciation Mutual Fund as well as the MSB Fund. Mr. Doherty serves as a director of both CBANYS and America's Community Bankers.

William G. Horn. Mr. Horn is currently retired. Previously, Mr. Horn was a Senior Account Agent for the Allstate Insurance Company.

Denis P. Kelleher. Mr. Kelleher is Chief Executive Officer of Wall Street Access (formerly Wall Street Investors Services), a financial services company and member firm of the NYSE, located in New York City. Mr. Kelleher also serves as a director of The Ireland Fund, Inc., a closed end investment company listed on the NYSE having a main investment focus in Irish-based securities.

Julius Mehrberg. Mr. Mehrberg is a principal and partner in various real estate development and management companies, primarily Fingerboard Estates Corp., located in Staten Island, New York.

John R. Morris. Mr. Morris retired from Merrill Lynch in May 1997 where he served as a Vice President of the Capital Markets and Private Client groups. Mr. Morris has over 35 years of experience in the financial services area. Mr. Morris currently is a private investor and is self-employed as a consultant.

William E. O'Mara. Mr. O'Mara is an employee with the firm of Wohl and O'Mara, civil engineers and land surveyors, located in Staten Island, New York. Prior to January 2, 1998, he served as a partner in the firm.


Lenore F. Puleo. Ms. Puleo is Executive Vice President of Client Services of KeySpan Corporation, Brooklyn, New York. Previously, Ms. Puleo served as Senior Vice President of KeySpan Corporation from 1994 to 2000. Ms. Puleo is a member of the Board of the United Way of New York City and is a member of the Board of The Eden II Program for Autistic Children and Adults, Staten Island, New York.

Allan Weissglass. Mr. Weissglass is the President and Chief Executive Officer of Magruder Color Company, Inc., a family-owned organic pigments manufacturer, located in Elizabeth, New Jersey. Mr. Weissglass is a member of the Advisory Board of Liberty Mutual Insurance Co., East Hanover, New Jersey.

Stockholder Nominations

     Article IV, Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. Any such nomination by a stockholder must have been delivered or received no later than the close of business on November 30, 2001 with respect to the Annual Meeting. No such nominations by stockholders were received with respect to the Annual Meeting.

Board of Directors Meetings and Committees of the Company and the Bank

     Regular meetings of the Board of Directors of the Company are held as necessary. Through the fiscal year ended December 31, 2001, the Board of Directors of the Company met 11 times. No director of the Company attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period. The Board of Directors of the Company has established the following committees, among others:

     Audit Committee. The Audit Committee of the Company recommends independent auditors to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors and the Company's system of internal control with management and such independent auditors and reviews regulatory examination reports. On February 1, 2000, the Audit Committee adopted an Audit Committee Charter, a copy of which was included with last year's proxy statement. The Audit Committee, which is comprised of Messrs. Morris (Chairman), Horn, Kelleher and O'Mara, met four times during fiscal 2001.

     Compensation and Benefits Review Committee. The Compensation and Benefits Review Committee (the "Compensation Committee") of the Company reviews and recommends compensation and benefits for the Company's employees. The Compensation Committee, which is comprised of Messrs. Horn (Chairman), Kelleher and Morris, met six times during fiscal 2001.

     Nominations to the Board of Directors of the Company are considered and made by the non-employee, or "outside," members of the Board.

     The Board of Directors of the Bank meets on a monthly basis, and may have additional special meetings. During the fiscal year ended December 31, 2001, the Board of Directors of the Bank met 11 times. The Board of Directors of the Bank has established eight committees, including an Executive Committee, Compensation Committee, Investment Committee, Loan Review and Loan Real Estate Investment Committee. No director of the Bank attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period.

Report of the Audit Committee

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

    The Audit Committee is composed of directors all of whom are independent as defined by the NYSE listing requirements. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Audit Committee is governed by an Audit Committee Charter which specifies, among other things, the scope of the Committee's responsibilities and how those responsibilities are to be performed. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Company's independent auditors. The Audit Committee relies without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report to Shareholders, which financial statements were incorporated into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission (the "Commission "). The Audit Committee also recommended the selection of Arthur Andersen as the Company's independent auditors for the fiscal year ended December 31, 2002.


                                           John R. Morris, Committee Chairman
                                           William G. Horn, Director
                                           Denis P. Kelleher, Director
                                           William E. O'Mara, Director

 Executive Officers Who Are Not Directors

     Set forth below is information concerning the executive officers of the Company and the Bank who do not serve on the Board of Directors of the Company. All executive officers are elected by the Board of Directors and serve until their successors are elected and qualified. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

John P. Brady. Age 50 years. Mr. Brady has served as Executive Vice President and Chief Lending Officer of the Bank since May 1987. Mr. Brady has been employed by the Bank since 1982 and previously served as Vice President and mortgage officer and as the Community Reinvestment Act officer for the Bank.

Ira Hoberman. Age 55 years. Mr. Hoberman has served as Executive Vice President of the Bank since July 2000. Prior to the merger of First State Bank with the Bank in January 2000, Mr. Hoberman served as President and Chief Executive Officer of First State Bank since 1983.

Frank J. Besignano. Age 47 years. Mr. Besignano has served as Senior Vice President of the Bank for Marketing, Business Development and Compliance since May 1991. Mr. Besignano has been employed by the Bank since 1982 and previously served as Vice President and marketing officer.

Edward J.  Klingele.  Age 49  years.  Mr.  Klingele  has  served as Senior  Vice
President and Chief Financial Officer of the Bank since May 1990 and of the Company since its inception. Mr. Klingele has been employed by the Bank since 1976 and previously served as Controller of the Bank from 1984 to 1990.

Deborah Pagano. Age 47 years. Ms. Pagano has served as Senior Vice President - Branch Administration for the Bank since May 1989. Ms. Pagano has been employed by the Bank since 1976 and previously served as Vice President of the Bank from 1984 to 1989.

Donald C. Fleming. Age 53 years. Mr. Fleming has served as Senior Vice President of the Bank for Strategic Planning and Technical Services since January 1997. Previously, Mr. Fleming served as Director, Executive Vice President and Chief Financial Officer of North Side Savings Bank, Floral Park, New York, from 1988 to 1996.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Commission and the NYSE. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to fiscal year 2001, the Company's officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock; (ii) the directors and director nominees of the Company; (iii) certain executive officers of the Company and the Bank; and (iv) all directors, director nominees and certain executive officers of the Company and the Bank as a group. The table reflects the two-for-one stock split effected in the form of a stock dividend which was paid to the Company's stockholders on November 19, 2001.

                                            Amount and Nature
            Name of Beneficial                of Beneficial
            Owner or Number of               Ownership as of       Percent of
             Persons in Group               March 22, 2002(1)     Common Stock
----------------------------------------    -------------------  ---------------

Staten Island Bancorp, Inc.                        6,747,380(2)            10.9%
Employee Stock Ownership Plan
15 Beach Street
Staten Island, New York 10304
Directors and Director Nominees:
Harold Banks                                         230,132(3)                *
James R. Coyle                                       674,576(4)              1.1
Harry P. Doherty                                     928,211(5)              1.5
William G. Horn                                       78,003(6)                *
Denis P. Kelleher                                    260,778(7)                *
Julius Mehrberg                                      143,900(8)                *
John R. Morris                                       207,200(9)                *
William E. O'Mara                                   156,000(10)                *
Lenore F. Puleo                                             --
Allan Weissglass                                    178,632(11)                *

Certain Executive Officers:

Frank J. Besignano                                  254,378(12)                *
John P. Brady                                       289,375(13)                *
Donald C. Fleming                                   231,310(14)                *
Ira Hoberman                                         70,265(15)                *
Deborah Pagano                                      248,126(16)                *
Edward J. Klingele                                  251,359(17)                *

All directors, director nominees and              4,202,245(18)              6.6
certain executive officers of the Company and the Bank as a group (16 persons)

 _________________

 *    Represents less than 1% of the outstanding Common Stock.


 (1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals.
                                       (Footnotes continued on following page)

      Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or
      (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Staten Island Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Staten Island Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Coyle, Doherty, Horn, Kelleher and O'Mara who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 5,493,698 shares of Common Stock held in the Trust were unallocated and 1,253,682 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the Trust in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio as those allocated shares for which instructions are given, subject to the fiduciary duties of the Trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries, subject to the fiduciary duties of the Trustees and applicable law. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP (except for shares allocated to an executive officer as a participant).

(3) Includes 32,000 shares held in the Company's Recognition and Retention Plan Trust ("Recognition Plan") allocated to Mr. Banks, 60,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 97,132 shares held by the retirement fund of Ocean View The Cemetery Beautiful, of which Mr. Banks is the Executive Director. Mr. Banks disclaims beneficial ownership with respect to such shares held in the Ocean View The Cemetery Beautiful retirement fund.

(4) Includes 189,248 shares held jointly with Mr. Coyle's spouse, 75,859 shares held by the Bank's 401(k) Plan, 3,870 shares held by the Directors' Deferred Compensation Plan, 110,400 shares held in the Recognition Plan allocated to Mr. Coyle, 270,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 25,199 shares allocated to him pursuant to the ESOP.

(5) Includes 235,210 shares held jointly with Mr. Doherty's spouse, 3,500 shares held by children of Mr. Doherty who reside with him, 105,902 shares held by the Bank's 401(k) Plan, 8,400 shares held by the Directors' Deferred Compensation Plan, 160,000 shares held in the Recognition Plan allocated to Mr. Doherty, 390,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 25,199 shares allocated to him pursuant to the ESOP.

(6) Includes 8,020 shares held by the Directors' Deferred Compensation Plan and 32,000 shares held in the Recognition Plan allocated to Mr. Horn.

(7) Includes 2,686 shares held individually by Mr. Kelleher's spouse, 68,092 shares held by the Directors' Deferred Compensation Plan, 60,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 32,000 shares held in the Recognition Plan allocated to Mr. Kelleher.

(8) Includes 20,000 shares held individually by Mr. Mehrberg's spouse, 15,900 shares held by the Directors' Deferred Compensation Plan, 40,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 32,000 shares held in the Recognition Plan allocated to Mr. Mehrberg.

                                       (Footnotes continued on following page)

(9) Includes 98,400 shares held jointly with Mr. Morris' spouse, 6,800 shares held individually by Mr. Morris' spouse, 60,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 32,000 shares held in the Recognition Plan allocated to Mr. Morris.

(10) Includes 8,000 shares held by the Directors' Deferred Compensation Plan, 32,000 shares held in the Recognition Plan allocated to Mr. O'Mara and 60,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date.

(11) Includes 2,666 shares held individually by Mr. Weissglass' spouse, 50,000 shares owned by Magruder Color Company, Inc. of which Mr. Weissglass is President and Chief Executive Officer, 50,000 shares owned by JC&O Investments, LLC of which Mr. Weisglass is a general partner and 25,962 shares held by the Weissglass Charitable Trust of which Mr. Weissglass is a trustee. Mr. Weissglass disclaims beneficial ownership with respect to the shares owned by Magruder Color Company, Inc.

(12) Includes 39,174 shares held jointly with Mr. Besignano's spouse, 890 shares held in his Individual Retirement Account, 55,543 shares held by the Bank's 401(k) Plan, 44,160 shares held in the Recognition Plan allocated to Mr. Besignano, 94,800 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 19,811 shares allocated to him pursuant to the ESOP.

(13) Includes 49,680 shares held by the Bank's 401(k) Plan, 57,600 shares held in the Recognition Plan allocated to Mr. Brady, 123,600 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 25,199 shares allocated to him pursuant to the ESOP.

(14) Includes 76,806 shares held jointly with Mr. Fleming's spouse, 44,160 shares held in the Recognition Plan allocated to Mr. Fleming, 94,800 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 15,544 shares allocated to him pursuant to the ESOP.

(15) Includes 30,000 shares held in the Recognition Plan allocated to Mr. Hoberman, 583 shares held by the Bank's 401(k) Plan and 3,460 shares allocated to him pursuant to the ESOP.

(16) Includes 67,314 shares held jointly with Ms. Pagano's spouse, 50,320 shares held in the Recognition Plan allocated to Ms. Pagano, 108,000 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 22,492 shares allocated to her pursuant to the ESOP.

(17) Includes 28,980 shares held jointly with Mr. Klingele's spouse, 11,500 shares held in trust for children of Mr. Klingele who reside with him, 25,283 shares held by the Bank's 401(k) Plan, 52,000 shares held in the Recognition Plan allocated to Mr. Klingele, 111,600 shares subject to stock options which are exercisable within 60 days of the Voting Record Date and 21,996 shares allocated to him pursuant to the ESOP.

(18) Includes 740,640 shares granted pursuant to the Recognition Plan, which may be voted by directors and executive officers pending vesting and distribution, 158,900 shares allocated to executive officers pursuant to the ESOP and 1,472,800 shares which may be acquired by directors and executive officers upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

Summary Compensation Table

      The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Bank (including amounts deferred to future periods by the named executive officers) for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the four other most highly compensated named executive officers. All cash compensation is paid by the Bank; the Company does not pay any additional cash amounts for services provided by the below named executive officers.

=====================================================================================================

                                  Annual Compensation         Long Term Compensation
                            -------------------------------- --------------------------
                                                  Other           Awards        Payouts
    Name and                                      Annual                                 All Other
    Principal         Year   Salary    Bonus   Compensation(1)                          Compensation(3)
    Position
                                                             -------- --------- -------
                                                             RestricteSecurities LTIP
                                                                      UnderlyingPayouts
                                                             Stock(2) Options
------------------    ----- --------- -------- ------------- -------- --------- ------- ------------
Harry P. Doherty      2001  $650,000  $422,500      --         --     400,000       --     $166,015
Chairman and Chief    2000   592,000    90,975      --         --          --       --      143,658
Executive Officer     1999   562,015   389,813      --         --          --       --      148,224
------------------    ----- --------- -------- ------------- -------- --------- ------- ------------
James R. Coyle        2001  $450,000  $234,000      --         --     220,000       --     $138,917
President and Chief   2000   423,000    52,020      --         --          --       --      115,680
Operating Officer     1999   402,972   222,750      --         --          --       --      114,359
------------------    ----- --------- -------- ------------- -------- --------- ------- ------------
Ira Hoberman          2001  $350,000  $     --      --       $ --      35,000       --      $56,428
Executive Vice        2000   328,230   175,000      --    442,188      50,000       --           --
  President (4)
------------------    ----- --------- -------- ------------- -------- --------- ------- ------------
John P. Brady         2001  $195,000  $ 37,440      --         --      50,000       --      $98,725
Executive Vice        2000   173,669    10,906      --         --          --       --       72,864
  President           1999   164,693    60,660      --         --          --       --       65,418
------------------    ----- --------- -------- ------------- -------- --------- ------- ------------
Edward J. Klingele    2001  $185,000  $ 59,940      --         --      42,000       --      $92,076
Senior Vice           2000   157,815    12,255      --         --          --       --       61,641
  President           1999   149,846    38,808      --         --          --       --       54,749
==================   ===============================================================================

_______________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officer during the fiscal year ended December 31, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of 50,000 shares of restricted Common Stock to Mr. Hoberman pursuant to the Recognition Plan, which was deemed to have had the indicated value at the date of grant. The portion of the grant which remains unvested had a fair market value at December 31, 2001 of $652,400. The award vests 20% per year from the date of grant. Dividends paid on the restricted Common Stock are held in a Recognition Plan Trust and paid to the recipient when the restricted stock vests.

(3) In fiscal year 2001, consists of the Bank's contributions to the Bank's 401(k) plan of $10,200, $10,200, $3,889, $10,200 and $9,830 for the account of Messrs. Doherty, Coyle, Hoberman, Brady and Klingele, respectively, $68,371, $41,273 and $1,081 allocated to Messrs. Doherty, Coyle and Brady, respectively, pursuant to the Bank's Supplemental Executive Retirement Plan ("SERP"), and $87,444, $87,444, $52,539, $87,444 and $82,246 allocated on behalf of Messrs. Doherty, Coyle, Hoberman, Brady and Klingele, respectively, pursuant to the ESOP.

(4) Mr. Hoberman became an executive officer of the Bank in January 2000 in connection with the merger of First State Bank with the Bank.

Stock Options

      The following table sets forth certain information concerning grants of stock options awarded to the named executive officer during the fiscal year ended December 31, 2001.

                       Option Grants in Last Fiscal Year

 ========================================================== ==================

                                                                Potential
                                                            Realizable Value
                     Individual Grants                         at Assumed
                                                              Annual Rates
                                                             of Stock Price
                                                              Appreciation
                                                               for Option
                                                                 Term(3)
 ---------------------------------------------------------- ------------------

                   Options   % of Total  ExerciseExpiration
       Name        Granted(1)  Options   Price(2) Date       5%         10%
                             Granted to
                              Employees
 ----------------- ------- ------------- ------- --------  ---------- ---------

 Harry P. Doherty  400,000      5.08     $14.38  11/28/11  $3,617,402 $9,167,207
 ----------------- ------- ------------- ------- --------  ---------- ---------

 James R. Coyle    220,000      2.80      14.38  11/28/11   1,989,570  5,041,964
 ----------------- ------- ------------- ------- --------  ---------- ---------

 Ira Hoberman       35,000      0.44      14.38  11/28/11     316,523    802,131
 ----------------- ------- ------------- ------- --------  ---------- ---------

 John P. Brady      50,000      0.64      14.38  11/28/11     452,175  1,145,901
 ----------------- ------- ------------- ------- --------  ---------- ---------

 Edward J. Klingele 42,000      0.53      14.38  11/28/11     379,827    962,557
 ================= ======= ============= ======= ========  ========== =========
_______________

(1) Consists of stock options exercisable at the rate of 33% per year from the date of grant.
(2) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.
(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $23.42 and $37.30 at compounded rates of return of 5% and 10%, respectively.

      The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2001 and options held at December 31, 2001.

==============================================================================================

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                 AND YEAR END OPTION VALUES
----------------------- ----------- --------- ------------------------ -----------------------

                                                     Number of                Value of
                          Shares                    Unexercised             Unexercised
                        Acquired     Value      Options at Year End          Options at
         Name               on      Realized                                Year End(1)
                         Exercise
                                              ------------------------ -----------------------
                                              ExercisableUnexercisable ExercisableUnexercisable
----------------------- ----------- --------- ---------- ------------- ---------- ------------
Harry P. Doherty            --         --       390,000       660,000  $1,899,300  $2,038,200
----------------------- ----------- --------- ---------- ------------- ---------- ------------
James R. Coyle              --         --       270,000       400,000  1,314,900    1,301,200
----------------------- ----------- --------- ---------- ------------- ---------- ------------
Ira Hoberman              10,000       --        --            75,000         --      366,350
----------------------- ----------- --------- ---------- ------------- ---------- ------------
John P. Brady               --         --       123,600       132,400    601,932      497,788
----------------------- ----------- --------- ---------- ------------- ---------- ------------
Edward J. Klingele          --         --       111,600       116,400    543,492      443,388
======================= =========== ========= ========== ============= ========== ============

_______________

(1)   Based on a per share market price of $16.31 at December 31, 2001.

Employment Agreements

     In December 1997, the Company and the Bank (the "Employers") entered into employment agreements with each of Messrs. Doherty, Coyle, Brady, Besignano, Klingele and Fleming and Ms. Pagano (collectively, the "Senior Executive Officers"). The Employers have agreed to employ each Senior Executive Officer for a term of three years, in each case in their current respective positions. The employment agreements are reviewed annually, and are extended each year for a successive additional one-year period upon the approval of the Employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

     Each of the employment agreements are terminable with or without cause by the Employers. The Senior Executive Officers have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause. The agreements provide for certain benefits in the event of the Senior Executive Officer's death, disability or retirement. In the event that (i) the Senior Executive Officer terminates his or her employment because of failure to comply with any material provision of the employment agreement or the Employers change the Senior Executive Officer's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, Messrs. Doherty and Coyle will be entitled to a cash severance amount equal to three times their average annual compensation, as defined, plus an amount to reimburse Messrs. Doherty and Coyle for certain tax obligations, and the five other Senior Executive Officers will be entitled to a cash severance amount equal to two times their average annual compensation, as defined.

     A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     With respect to the employment agreements with the five other Senior Executive Officers, each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employer which was includable in the recipient's gross income during the most recent five taxable years. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

     In January 2000, the Bank entered into an employment agreement with Mr. Hoberman. The Bank has agreed to employ Mr. Hoberman for a term of three years. The employment agreement is terminable with or without cause by the Bank. Mr. Hoberman has no right to receive his salary or other severance benefits pursuant to the employment agreement for any period after termination by the Bank for cause. The agreement provides that Mr. Hoberman is entitled to continue to receive his salary for the remaining term of the agreement in the event of death, illness, disability or incapacity, or if he is terminated without cause. Mr. Hoberman's employment agreement contains a non-compete provision effective for a period of two years after the termination of the agreement. Mr. Hoberman is entitled to receive a payment equal to his annual salary, as stated in the employment agreement, as consideration for the non-compete provision.


     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Bank may determine to enter into similar employment agreements with other officers in the future.

Director's Compensation

     Directors of the Company, except for Messrs. Doherty and Coyle, receive $1,800 per meeting attended of the Board and $1,200 per committee meeting attended ($600 in the case of each Bank Loan Review Committee). The Chairman of each committee of the Board also receives $1,500 per meeting attended ($750 in the case of the Bank Loan Review Committee). In addition, each non-employee director received an annual retainer of $20,000 for fiscal 2001. Board fees are subject to periodic adjustment by the Board of Directors. In addition to fees paid to directors for Board and committee meetings, directors of the Company participate in the Company's 1998 Stock Option Plan and the Recognition Plan. Stock option grants and restricted stock awards were issued to directors in July 1998. Such stock options and grant awards vest 20% per year. In addition, stock options were issued to directors in November 2001 which vest 33% per year.

Retirement Plan

     The Bank has maintained a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. The Bank froze the Retirement Plan as of December 31, 1999. Subsequent to December 31, 1999, there have been no new enrollments and no further benefit accruals in the Retirement Plan. Credited service ceases to accrue after December 31, 1999, however, vesting continues for periods of employment subsequent to such date. The Retirement Plan provides for a benefit for each participant, including executive officers named in the Executive Compensation Table above, equal to 2% of the participant's final average compensation (highest average annual compensation during the 36 consecutive calendar months during the 120 consecutive calendar months prior to the date the Retirement Plan was frozen) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years). A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on a actuarial basis and all assets are held in trust by the Retirement Plan trustee.

     The following table illustrates the annual benefit payable to eligible employees upon normal retirement at age 65 at various levels of compensation and years of service under the Retirement Plan and the SERP maintained by the Bank. The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits, and there are no other offsets to benefits.

                                     Years of Service (2)(3)
  Final Average        ---------------------------------------------------------
  Compensation(1)        15           20          25          30           35
  ---------------      -------      -------     -------     -------      -------





        $125,000      $37,500      $50,000     $62,500     $75,000      $75,000
         150,000       45,000       60,000      75,000      90,000       90,000
         175,000       52,500       70,000      87,500     105,000      105,000
         200,000       60,000       80,000     100,000     120,000      120,000
         225,000       67,500       90,000     112,500     135,000      135,000
         250,000       75,000      100,000     125,000     150,000      150,000
         300,000       90,000      120,000     150,000     180,000      180,000
         400,000      120,000      160,000     200,000     240,000      240,000
         450,000      135,000      180,000     225,000     270,000      270,000
         500,000      150,000      200,000     250,000     300,000      300,000
         550,000      165,000      220,000     275,000     330,000      330,000
         600,000      180,000      240,000     300,000     360,000      360,000

                                                 (Footnotes on following page)

___________________

(1) For the fiscal year of the Retirement Plan beginning on January 1, 1999, the average final compensation for computing benefits under the Retirement Plan cannot exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through the SERP. For the fiscal year of the Retirement Plan beginning on January 1, 1999, the maximum annual benefit payable under the Retirement Plan cannot exceed $135,000 (as adjusted for subsequent years pursuant to Code provisions).

(2) The annual retirement benefits shown in the table are single life annuity amounts with no offset for Social Security benefits, and there are no other offsets to benefits.

(3)   The maximum years of service credited for benefit purposes is 30 years.

      The following table sets forth the years of credited service and the average annual earnings determined as of December 31, 2001, the end of the 2001 plan year, for each of the individuals named in the Executive Compensation Table, except Mr. Hoberman.


                                           Years of       Average
                                           Credited        Annual
                                           Service      Earnings(1)
                                           -------      -----------


          Harry P. Doherty...........         36         $505,349
          James R. Coyle.............         32          366,407
          John P. Brady..............         20          162,151
          Edward J. Klingele.........         24          143,319

_______________

(1) Average Annual Earnings are frozen as of December 31, 1999 for purposes of calculating benefits under the Retirement Plan.

Supplemental Executive Retirement Plan

     The Bank has adopted the SERP to provide for eligible employees benefits that would be due under its Retirement Plan and 401(k) Plan if such benefits were not limited under the Code. SERP benefits provided with respect to the Retirement Plan are reflected in the pension table. The Board of Directors of the Bank also has adopted an amendment to the SERP to provide eligible employees with benefits that would be due under the ESOP if such benefits were not limited under the Code.

Transactions With Certain Related Persons

     In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. Until November 1996, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 required that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.


     Except as hereinafter indicated, all loans made by the Bank to its executive officers and directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     In accordance with applicable regulations, the Bank extends residential first mortgage loans to its directors and executive officers secured by their primary residence pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Under the terms of such loans, the interest rate is 1% below that charged on similar loans to non-employees and certain fees and charges are waived. Set forth in the following table is certain information relating to such preferential loans to executive officers and directors which were outstanding at December 31, 2001.

                                  Largest Amount of
                                     Indebtedness
                                       between         Balance as of
                                   January 1, 2001     December 31,    Interest
       Name       Year Loan Made   and December 31,2001    2001         Rate
       ----       --------------   --------------------    ----        --------

Harry P. Doherty        1999           $395,804            $371,273      4.875%
John P. Brady           2000            218,416             216,148      5.750
Frank J Besignano       1999            323,795             319,467      6.125
Donald C Fleming        1998            193,192             190,267      5.875
Edward J Klingele       1998            164,336             161,700      5.625
Deborah Pagano          1998            115,038             108,454      5.250


Report of the Compensation Committee

     The purpose of the Compensation Committee is to determine and oversee the compensation practices of the Company and the Bank. In 1998, the Committee retained the services of William M. Mercer, Inc. to review these compensation practices and to assist in the development of an annual incentive program. The purpose of the annual incentive program is to reinforce a formal and objective pay-for-performance framework that ties the achievement of annual strategic and operating goals with incentive compensation and to provide competitive total cash compensation opportunities with upside (and downside) potential.

     The objectives of the Company's compensation program are to attract, develop and retain strong executive officers that are capable of maximizing the Company's performance. The total compensation program provides competitive compensation opportunities that are aligned with the financial performance of the Company. Key compensation elements include base salary, annual incentives, and long- term incentives. Base salary levels are based on individual performance and targeted to approximate the competitive median salaries among the Company's relative peer group of public banks located in the New York metropolitan area. Annual incentives are targeted to deliver competitive cash compensation opportunities when performance is at expectation. The size of the actual awards vary within a range based on the Company's financial and operating performance as well as the achievement of certain individual goals that contribute to the overall success of the Company. Long-term incentive awards (stock options and restricted stock grants) are targeted to provide competitive compensation opportunities and to align executive awards with the creation of shareholder value. It is intended that variable compensation levels (annual plus long-term incentives) eventually will comprise the majority of total compensation opportunities for the senior executive team.

     Based upon the above factors, the Compensation Committee increased Mr. Doherty's base salary by approximately $43,500 or 7% to $650,000. The Compensation Committee provided for an average 9% increase for the six other Senior Executive Officers. All such increases reflect contributions to the goals and objectives of the Company and the increased cost of living within the market from which the Company draws its workforce.


     The annual incentive program for 2001 provided for target incentives for the Chief Executive Officer equal to fifty percent (50%) of his base salary, forty percent (40%) of base salary for the President and Chief Operating Officer and thirty percent (30%) of base salary for the five other Senior Executive Officers. The total amount of the individual awards to Messrs. Doherty, Coyle and Brady was based upon the Company's consolidated financial performance. The other Senior Executive Officers' awards were computed based on the Bank's financial performance comprising forty percent (40%) of the award and individual performance comprising sixty percent (60%). Individual performance awards are not paid unless the established financial targets are met.

     The measurements utilized for the financial performance portion of such awards were as follows: (i) thirty percent (30%) of the financial performance measure was based upon the diluted core cash earnings per share of the Common Stock; (ii) forty percent (40%) was based upon the return on average shareholders' equity of the Company; and (iii) thirty percent (30%) was based upon meeting established cash budgets of the Company. For each of the financial performance measurements, as well as the individual performance measurements, a series of achievement levels was established. Each level was assigned a percentage award from zero percent (0%) up to one hundred percent (100%). The zero percent (0%) award represented performance below a threshold level of achievement deemed reasonable. If the range of performance specified for a one hundred percent (100%) award was exceeded, the executive could be paid an award of up to one hundred fifty percent (150%) of the financial performance and individual performance awards.

     For fiscal year 2001, the Company's financial performance resulted in awards of one hundred twenty percent (120%) of target amounts for financial performance. The Senior Executive Officers also received approximately ninety-one percent (91%) of their individual performance awards.

     Following review and approval of the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. No officer of the Company participates in the review of his or her respective compensation.


                                           William G. Horn,Committee Chairman
                                           Denis P. Kelleher,Director
                                           John R. Morris,Director

Performance Graph

      The following graph demonstrates comparison of the cumulative total returns for the Common Stock, Standard and Poor's 500 Index ("S&P 500") and the SNL Securities All Thrift Index ("Thrifts (All)") for the period commencing on December 22, 1997, the date the Common Stock began trading on the NYSE, through December 31, 2001.

                            TOTAL RETURN PERFORMANCE

                      [GRAPHIC-CHART-PLOTTED POINTS VELOW]

                                          Period Ending
                        ---------------------------------------------------
Index                    12/22/97 12/31/9712/31/9812/31/99 12/31/0012/31/01
---------------------------------------------------------------------------
Staten Island Bancorp, Inc 100.00  109.84  105.80    97.66  119.39   186.51
S&P 500                    100.00  101.81  130.87   158.41  143.98   126.88
Thrifts (All)              100.00  102.51   90.16    73.65  117.61   125.70


    The above graph represents $100 invested in the Common Stock at $9.5313 per share (split adjusted), the closing price per share as of December 22, 1997, the date it commenced trading on the NYSE. The cumulative total returns include the payment of dividends by the Company.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Arthur Andersen, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Arthur Andersen that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Arthur Andersen will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

     The Company's Bylaws do not require that the stockholders ratify the selection of independent auditors. The Company submits the appointment of auditors for stockholder ratification because it believes it is good corporate practice. If the stockholders vote against ratification, the Board of Directors and the Audit Committee may reconsider the selection. Even if the appointment of auditors is ratified, the Board of Directors and the Audit Committee, in their discretion, may direct the appointment of new auditors at any time during the year if they determine that the change would be in the best interests of the Company and its stockholders.

Audit Fees

     Aggregate amount of the fees billed by Arthur Andersen for its audit of the Company's annual financial statements for fiscal 2001 and for its review of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during such year was $286,200, of which $246,200 was paid in fiscal 2001.

Financial Information Systems Design and Implementation

     The Company did not engage or pay any fees to Arthur Andersen with respect to the provision of financial information systems design and implementation services during fiscal 2001.

Other Fees

     The aggregate amount of fees billed by Arthur Andersen for all other services rendered to the Company during fiscal 2001 was $325,000, all of which were paid in fiscal 2001. These services consisted primarily of management consulting services.

      The Board of Directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by Arthur Andersen in fiscal 2001 with the independence of Arthur Andersen from the Company in evaluating whether to appoint Arthur Andersen to perform the audit of the Company's financial statements for the year ending December 31, 2002.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Arthur Andersen as independent auditors for the year ending December 31, 2002.


                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in May 2003, must be received at the principal executive offices of the Company, 15 Beach Street, Staten Island, New York 10304, Attention: Patricia A. Smith, Corporate Secretary, no later than November 30, 2002.

      Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and provide certain information described in Section 2.14 of the Company's Bylaws. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the mailing of proxy materials with respect to the immediately preceding annual meeting of stockholders of the Company.


                                ANNUAL REPORTS

      A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

      Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 2001 required to be filed under the Exchange Act. Such written requests should be directed to Donald C. Fleming, Staten Island Bancorp, Inc., 15 Beach Street, Staten Island, New York 10304. The Form 10-K is not part of the proxy solicitation materials.


                                 OTHER MATTERS

      Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. The Company had received requests that proposals to delete certain provisions in the Company's Certificate of Incorporation and Bylaws, deemed anti-takeover in nature, be considered at the Annual Meeting and included in this Proxy Statement. The Company, after consulting the Securities and Exchange Commission ("SEC"), determined that such requested proposals contravened the SEC's regulations and could properly be omitted from this Proxy Statement and will not be considered at the Annual Meeting. However, if these or any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company or the Bank may solicit proxies personally or by telephone without additional compensation.

                                    By Order of the Board of Directors


                                    /s/Patricia A. Smith
                                    Patricia A. Smith
                                    Corporate Secretary

April 1, 2002

                                 REVOCABLE PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  STATEN ISLAND BANCORP, INC. ANNUAL MEETING OF
                                  STOCKHOLDERS
                                   May 2, 2002
                             10:00 a.m.,Eastern Time

     The undersigned hereby appoints the Board of Directors of Staten Island Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 22, 2002 at the Annual Meeting of Stockholders to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 2, 2002, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                     COMMON







            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)


                           || FOLD AND DETACH HERE ||
                           \/                      \/
--------------------------------------------------------------------------------
            STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 2, 2002

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1.Calltoll free 1-866-358-4699 on a Touch Tone telephone and follow the instructions on the reverse side. There isNO CHARGE to you for this call.

                                       or

2.Viathe    Internet    athttps://www.proxyvotenow.com/sib    and   follow   the
     instructions.

                                       or

3.Mark, sign and date your proxy card and return it promptly in the enclosed envelope.




                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS




                                                    /\ Printed on recycled paper

Please Mark your
votes as indicated  [X]
in this example


 1.ELECTION OF DIRECTORS
(except as marked   to the contrary).

Nominees for three-year term expiring in 2005:

  (01) Denis P. Kelleher     (02) Julius Mehrberg
  (03)  Lenore F. Puleo
                                           For All
        For              Withhold          Except
        [_]                [_]               [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------
 The Board of Directors recommends that you vote "FOR" the
 election of the nominees listed above.
--------------------------------------------------------------------------------


2. PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as the Company's independent auditors for the year ending December 31, 2002.

              For           Against          Abstain
              [_]             [_]              [_]
--------------------------------------------------------------------------------
 The Board of Directors recommends that you vote "FOR" Proposal 2.
--------------------------------------------------------------------------------

 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


Please be sure to sign and date this proxy in the box below.

                   _________________________________________
                                      Date
                   _________________________________________
                             Shareholder sign above
                   _________________________________________
                         Co-holder (if any) sign above


                                     COMMON


Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.




--------------------------------------------------------------------------------
        x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ
                          THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------
     || FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL||
     \/                                                                  \/
                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

 1.   By Mail (traditional method); or
 2.   By Telephone (using a Touch-Tone Phone); or
 3.   By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 1, 2002.

                                Vote by Telephone
                                -----------------

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-358-4699.

Follow these four easy steps: 1. Read the accompanying Proxy Statement and Proxy
     Card.

2.   Call the toll-free number 1-866-358-4699.

3.   Enter your 9 digit Control Number located on your Proxy Card below.

4.   Follow the recorded instructions.

                            Your vote is important!
                          Call 1-866-358-4699 anytime!

                                Vote by Internet
                                ----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Go to the Website https://www.proxyvotenow.com/sib

3.   Enter your 9 digit Control Number located on your Proxy Card below.

4.   Follow the instructions.

                            Your vote is important!
                     Go to https://www.proxyvotenow.com/sib

                 FOR TELEPHONE/ INTERNET VOTING: CONTROL NUMBER

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
                     OR BY MAIL, WILL BE THE VOTE COUNTED.

Please Mark your
votes as indicated  [X]
in this example
                                     COMMON
                                 REVOCABLE PROXY
                          STATEN ISLAND BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STATEN ISLAND BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2002 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Staten Island Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 22, 2002 at the Annual Meeting of Stockholders to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, May 2, 2002, at 10:00 a.m., Eastern Time, and any adjournment thereof.


 DIRECTORS     1.  ELECTION  OF  DIRECTORS  (except  RECOMMEND  as marked to the
 RECOMMEND     contrary  below):  "FOR" Nominees for three-year term expiring in
 ---------     2005:
   "FOR"

                    Denis P. Kelleher, Julius Mehrberg
                    and Lenore F. Puelo

                                                          For All
                        For              Withhold          Except
                        [_]                [_]               [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.



 DIRECTORS 2. PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. RECOMMEND as the Company's independent auditors for the year ending
 ---------     December 31, 2002.
   "FOR"
               3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.






THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTOR'S NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO RATIFY THE AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                   _________________________________________
                                      Date
                   _________________________________________
                             Stockholder sign above
                   _________________________________________
                          Co-holder (if any) sign above


Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign. Please be sure to sign and date Date this proxy in the box below.



|| Detach above card mark, sign, date and return using the enclosed envelope. ||
\/                                                                            \/

                          STATEN ISLAND BANCORP, INC.

--------------------------------------------------------------------------------
                        PLEASE MARK,SIGN, DATE AND RETURN
               THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


_____________________________________________

_____________________________________________

_____________________________________________

                        REVOCABLE VOTING INSTRUCTION CARD
THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  STATEN ISLAND BANCORP, INC. ANNUAL MEETING OF
                                  STOCKHOLDERS
                      May 2, 2002 10:00 a.m., Eastern Time

The undersigned hereby instructs the Trustee of the trust created pursuant to the SI Bank & Trust 401(k) Plan (the "Plan") to vote the shares of Common Stock of Staten Island Bancorp, Inc. (the "Company") allocated to my account as of March 22, 2002 under the Plan upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 2, 2002, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                      401-K


        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (Continued, and to be marked, dated and signed, on the other side)


                           || FOLD AND DETACH HERE ||
                           \/                      \/
--------------------------------------------------------------------------------

            STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 2, 2002

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Calltoll free 1-866-358-4699 on a Touch Tone telephone and follow the instructions on the reverse side. There isNO CHARGE to you for this call.

                                       or

2.  Via  the   Internet   athttps://www.proxyvotenow.com/sib   and   follow  the
instructions.

                                       or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.




                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS


                                                    /\ Printed on recycled paper

Please Mark your
votes as indicated  [X]
in this example


1.ELECTION OF DIRECTORS (except as marked to the contrary).

Nominees for three-year term expiring in 2005:

  (01) Denis P. Kelleher      (02) Julius Mehrberg
  (03) Lenore F. Puleo
                                           For All
        For              Withhold          Except
        [_]                [_]               [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.



--------------------------------------------------------------------------------
   The Board of Directors recommends that you vote "FOR" the election of the nominees listed above.
--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as the Company's independent auditors for the year ending December 31, 2002.

--------------------------------------------------------------------------------
       The Board of Directors recommends that you vote "FOR" Proposal 2.
--------------------------------------------------------------------------------


3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.


Please be sure to sign and dateDate this voting instruction card in the box below.

                   _________________________________________
                                      Date
                   _________________________________________
                             Shareholder sign above
                   _________________________________________
                         Co-holder (if any) sign above



                                      401-K


Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


--------------------------------------------------------------------------------
        x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ
                          THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------

     || FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL||
     \/                                                                  \/

              INSTRUCTIONS FOR VOTING YOUR VOTING INSTRUCTION CARD

Stockholders of record have three alternative ways of voting their proxies:

1.   By Mail (traditional method); or

2.   By Telephone (using a Touch-Tone Phone); or

 3.   By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 1, 2002.

                                Vote by Telephone
                                -----------------

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-358-4699.

Follow these four easy steps: 1. Read the accompanying Proxy Statement and Proxy
     Card.

2.   Call the toll-free number 1-866-358-4699.

3.   Enter your 9 digit Control Number located on your Proxy Card below.

4.   Follow the recorded instructions.

                            Your vote is important!
                          Call 1-866-358-4699 anytime!

                                Vote by Internet
                                ----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Go to the Website https://www.proxyvotenow.com/sib

3.   Enter your 9 digit Control Number located on your Proxy Card below.

4.   Follow the instructions.

                            Your vote is important!
                     Go to https://www.proxyvotenow.com/sib

                 FOR TELEPHONE/ INTERNET VOTING: CONTROL NUMBER

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
                     OR BY MAIL, WILL BE THE VOTE COUNTED.

                        REVOCABLE VOTING INSTRUCTION CARD
THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  STATEN ISLAND BANCORP, INC. ANNUAL MEETING OF
                                  STOCKHOLDERS
                                   May 2, 2002
                            10:00 a.m., Eastern Time


     The undersigned hereby instructs the Trustee of the trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Staten Island Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company allocated to my account as of March 22, 2002 under the ESOP upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 2, 2002, at 10:00 a.m., Eastern Time, and any adjournment thereof.

                                      ESOP



        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.


       (Continued, and to be marked, dated and signed, on the other side)

                           || FOLD AND DETACH HERE ||
                           \/                      \/
--------------------------------------------------------------------------------

            STATEN ISLAND BANCORP, INC.-- ANNUAL MEETING, MAY 2, 2002

                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. Calltoll free 1-866-358-4699 on a Touch Tone telephone and follow the instructions on the reverse side. There isNO CHARGE to you for this call.

                                       or

2.   Via  the   Internet   athttps://www.proxyvotenow.com/sib   and  follow  the
     instructions.

                                       or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.




                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS



                                                    /\ Printed on recycled paper

Please Mark your
votes as indicated  [X]
in this example

1.ELECTION OF DIRECTORS (except as marked to the contrary).

     Nominees for three-year term expiring in 2005:

  (01) Denis P. Kelleher      (02) Julius Mehrberg
  (03) Lenore F. Puleo
                                           For All
        For              Withhold          Except
        [_]                [_]               [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
            The Board of Directors recommends that you vote "FOR" the
                     election of the nominees listed above.
--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of Arthur Andersen L.L.P. as the Company's independent auditors for the year ending December 31, 2002.

              For           Against          Abstain
              [_]             [_]              [_]
--------------------------------------------------------------------------------
        The Board of Directors recommends that you vote "FOR" Proposal 2.
--------------------------------------------------------------------------------


3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

Please be sure to sign and date this proxy in the box below.

                   _________________________________________
                                      Date
                   _________________________________________
                             Shareholder sign above
                   _________________________________________
                         Co-holder (if any) sign above


                                      ESOP


Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


--------------------------------------------------------------------------------
        x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ
                          THE INSTRUCTIONS BELOW x x x
--------------------------------------------------------------------------------
     || FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL||
     \/                                                                  \/

     INSTRUCTIONS FOR VOTING YOUR VOTING INSTRUCTION CARD Stockholders of record have three alternative ways of voting their proxies:

1.   By Mail (traditional method); or

2.   By Telephone (using a Touch-Tone Phone); or

3.   By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, May 1, 2002.

                                Vote by Telephone
                                -----------------

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-358-4699.

Follow these four easy steps: 1. Read the accompanying Proxy Statement and Proxy
     Card.

2.   Call the toll-free number 1-866-358-4699.

3.   Enter your 9 digit Control Number located on your Proxy Card below.

4.   Follow the recorded instructions.

                            Your vote is important!
                          Call 1-866-358-4699 anytime!

                                Vote by Internet
                                ----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Go to the Website https://www.proxyvotenow.com/sib

3.   Enter your 9 digit Control Number located on your Proxy Card below.

4.   Follow the instructions.

                            Your vote is important!
                     Go to https://www.proxyvotenow.com/sib

                 FOR TELEPHONE/ INTERNET VOTING: CONTROL NUMBER

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
                     OR BY MAIL, WILL BE THE VOTE COUNTED.

                             VOTING INSTRUCTION CARD
                          STATEN ISLAND BANCORP, INC.


  THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF STATEN ISLAND BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 2, 2002
                            10:00 a.m.,Eastern Time


     The undersigned hereby instructs the Trustees of the trust created pursuant to the 1998 Recognition and Retention Plan ("Recognition Plan") of Staten Island Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company granted to me as of March 22, 2002 under the Recognition Plan upon the proposals to be presented at the Annual Meeting of Stockholders to be held on Thursday, May 2, 2002, at 10:00 a.m., Eastern Time, and any adjournment thereof.

Please Mark your
votes as indicated  [X]
in this example

DIRECTORS      1.   (except as marked to the contrary below):
RECOMMEND
---------           Nominees for three-year term expiring in 2005:
  "FOR"
                    Denis P. Kelleher, Julius Mehrberg and Lenore F. Puelo


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

DIRECTORS      2.   PROPOSAL to ratify the appointment of Arthur Andersen L.L.P.
RECOMMEND           as the  Company's  independent  auditors for the year ending
---------           December 31, 2002.
  "FOR"
               3.   In their  discretion,  the trustees are  authorized  to vote upon such other business as may properly come before the meeting.

Please be sure to sign and date this proxy in the box below.

                   _________________________________________
                                      Date
                   _________________________________________
                             Shareholder sign above
                   _________________________________________
                         Co-holder (if any) sign above


Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.




|| Detach above card mark, sign, date and return using the enclosed envelope. ||
\/                                                                            \/

                           STATEN ISLAND BANCORP, INC.
--------------------------------------------------------------------------------
 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN
                      THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________________________

_____________________________________________

_____________________________________________